UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2021

AppHarvest, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39288	82-5042965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Appalachian Way Morehead, KY	40351
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (606) 653-6100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APPH	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APPHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends Item 9.01 of the Current Report on Form 8-K filed by AppHarvest, Inc. (the “Company”) on February 2, 2021 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination. This Amendment No. 1 amends (i) Item 2.01 in the Original Report to replace the subsection titled "Security Ownership of Certain Beneficial Owners and Management" with the disclosure included in Item 2.01 of this Amendment No. 1, (ii) Item 9.01(a) in the Original Report to include the audited consolidated financial statements of Legacy AppHarvest as of and for the years ended December 31, 2020 and 2019 and related notes, (iii) Item 9.01(b) in the Original Report to include the unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2020 and (iv) Item 9.01(d) in the Original Report to include the Legacy AppHarvest 2018 Equity Incentive Plan and forms of award agreements thereunder, the Equity Incentive Plan and forms of award agreements thereunder and the ESPP. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings given in the Original Report.

Item 2.01	Completion of Acquisition of Disposition of Assets.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of the Closing Date, after giving effect to the Closing, by:

•	each person known by the Company to be the beneficial owner of more than 5% of Common Stock upon the Closing of the Business Combination;

•	each of the Company’s executive officers and directors; and

•	all of the Company’s executive officers and directors as a group upon the Closing.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and restricted stock units that are currently exercisable or vested or that will become exercisable or vest within 60 days. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The beneficial ownership percentages set forth in the table below are based on approximately 97,924,743 shares of Common Stock issued and outstanding as of the Closing Date.

Name and Address of Beneficial Owner(1)	Number of Shares	% of Shares
5% and Greater Stockholders
Jonathan Webb	18,341,499	18.7%
Entities Affiliated with FMR, LLC(2)	12,500,000	12.8
Inclusive Capital Partners Spring Master Fund, L.P.(3)	11,798,704	12.0
Alyeska Master Fund, L.P.(4)	6,000,000	6.1
Rise of the Rest Seed Fund, LP(5)	5,396,594	5.5
Directors and Executive Officers
Jonathan Webb	18,341,499	18.7
Loren Eggleton(6)	271,040	*
Marcella Butler	—	—
David Lee(7)	35,838	*
Kiran Bhatraju	550,663	*
Dave Chen(8)	3,293,985	3.4
Greg Couch(9)	256,316	*
Robert J. Laikin	439,135	*
Anna Mason	—	—
Martha Stewart(10)	147,158	*
Jeffrey Ubben(3)	11,798,704	12.0
J.D. Vance(11)	2,939,577	3.0
All directors and executive officers (12 individuals) as a group(12)	38,073,915	38.9%

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each of the directors and executive officers of the Company is C/O AppHarvest, Inc., 500 Appalachian Way, Morehead, KY 40351.
(2)	Consists of (i) 485,276 shares of Common Stock purchased in the PIPE by Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund, (ii) 2,170,878 shares of Common Stock purchased in the PIPE by Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund, (iii) 2,041,529 shares of Common Stock purchased in the PIPE by Fidelity Growth Company Commingled Pool, (iv) 302,318 shares of Common Stock purchased in the PIPE by Fidelity Mt. Vernon Street Trust: Fidelity Growth Company K6 Fund, (v) 1,824,864 shares of Common Stock purchased in the PIPE by Fidelity Securities Fund: Fidelity Blue Chip Growth Fund, (vi) 56,448 shares of Common Stock purchased in the PIPE by Fidelity Blue Chip Growth Commingled Pool, (vii) 3,042 shares of Common Stock purchased in the PIPE by Fidelity Securities Fund: Fidelity Flex Large Cap Growth Fund, (viii) 195,665 shares of Common Stock purchased in the PIPE by Fidelity Securities Fund: Fidelity Blue Chip Growth K6 Fund, (ix) 5,509 shares of Common Stock purchased in the PIPE by Fidelity Blue Chip Growth Institutional Trust, (x) 251,069 shares of Common Stock purchased in the PIPE by Fidelity Securities Fund: Fidelity Series Blue Chip Growth Fund, (xi) 163,402 shares of Common Stock purchased in the PIPE by FIAM Target Date Blue Chip Growth Commingled Pool, (xii) 608,885 shares of Common Stock purchased in the PIPE by Variable Insurance Products Fund III: Growth Opportunities Portfolio, (xiii) 3,990,851 shares of Common Stock purchased in the PIPE by Fidelity Advisor Series I: Fidelity Advisor Growth Opportunities Fund, (xiv) 117,259 shares of Common Stock purchased in the PIPE by Fidelity Advisory Series I: Fidelity Advisor Series Growth Opportunities Fund, (xv) 104,394 shares of Common Stock purchased in the PIPE by Fidelity U.S. Growth Opportunities Investment Trust and (xvi) 178,611 shares of Common Stock purchased in the PIPE by Fidelity NorthStar Fund. These accounts are managed by direct or indirect subsidiaries of FMR LLC. Abigail P. Johnson is a director, the chairman, the chief executive officer and the president of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders of FMR LLC have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act of 1940 (the “Fidelity Funds”) advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The principal business address for each person and entity named in this footnote is 245 Summer Street, Boston, MA 02110.

(3)	These shares are held by Inclusive Capital Partners Spring Master Fund, L.P. Jeffrey Ubben is the controlling member of the management committee of Inclusive Capital Partners, L.L.C., the general partner of Inclusive Capital Partners, L.P., the investment manager to Inclusive Capital Partners Spring Master Fund, L.P. The principal business address of In-Cap Spring Master Fund is 572 Ruger Street, Suite B, San Francisco, CA 94129.
(4)	Alyeska Investment Group, L.P., the investment manager of Alyeska Master Fund, L.P., has voting and investment control of these shares. Anand Parekh is the Chief Executive Officer of Alyeska Investment Group, L.P. and may be deemed to be the beneficial owner of such shares. Mr. Parekh, however, disclaims beneficial ownership of shares held by Alyeska Master Fund, L.P. The principal business address of Alyeska Master Fund, L.P. is 77 W. Wacker, Suite 700, Chicago, IL 60601.
(5)	Stephen M. Case holds sole voting and dispositive power over the shares held by Rise of the Rest Seed Fund, LP (“ROTR”). The principal business address of ROTR is 1717 Rhode Island Avenue NW, Suite 1000, Washington, DC 20036.
(6)	Consists of (i) 234,080 shares of Common Stock and (ii) 36,960 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Closing Date.
(7)	Consists of shares of Common Stock issuable upon the settlement of restricted stock units that will vest within 60 days of the Closing Date.
(8)	These shares are held by CEFF AppHarvest Equity Holdings, LLC (“CEFF AppHarvest”). Dave Chen is the CEO and Chairman of Equilibrium Controlled Environment Foods Fund, LLC. CEFF AppHarvest is a subsidiary of Controlled Environment Foods Fund (AIV II), LLC, both of which are managed by EqCEF I, LLC (“Eq Manager”). Eq Manager appoints an investment committee which holds voting and dispositive power over the shares held by CEFF AppHarvest and is currently comprised of R. Thomas Amis, Dave Chen, John J. Pierrepont and Marco de Bruin. The principal business address of CEFF AppHarvest is 411 NW Park Ave., Suite 401, Portland, OR 97209.

(9)	These shares are held by Couch Holdings II, LLC (“Couch Holdings”). Greg Couch is the Managing Member of Couch Holdings. The principal business address of Couch Holdings is 250 West Main Street, Suite 3150, Lexington, KY 40507.
(10)	Consists of shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Closing Date.
(11)	These shares are held by Narya Capital Fund I, L.P. (“Narya”). J.D. Vance is a Partner of Narya. The principal business address of Narya is 1435 Vine Street, Cincinnati, OH 45202.
(12)	Consists of (i) 37,853,959 shares of Common Stock, (ii) 184,118 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Closing Date and (iii) 35,838 shares of Common Stock issuable upon the settlement of restricted stock units that will vest within 60 days of the Closing Date.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Legacy AppHarvest as of and for the years ended December 31, 2020 and 2019 and related notes are filed herewith as Exhibit 99.1 and incorporated herein by reference.

Also included herewith as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy AppHarvest for the year ended December 31, 2020.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2020 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

10.1	Legacy AppHarvest 2018 Equity Incentive Plan, as amended.
10.2	Forms of Notice of Grant, Stock Option Agreement, Notice of Exercise and Notice of Early Exercise under Legacy AppHarvest 2018 Equity Incentive Plan.
10.3	Forms of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement under Legacy AppHarvest 2018 Equity Incentive Plan.
10.4	2021 Equity Incentive Plan.
10.5	Forms of Stock Option Grant Notice and Stock Option Agreement under the 2021 Equity Incentive Plan.
10.6	Forms of Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement under the 2021 Equity Incentive Plan.
10.7	2021 Employee Stock Purchase Plan.
99.1	Audited Consolidated Financial Statements of Legacy AppHarvest as of and for the years ended December 31, 2020 and 2019.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Legacy AppHarvest for the year ended December 31, 2020.
99.3	Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppHarvest, Inc.

Dated: March 2, 2021

	By:	/s/ Loren Eggleton

Loren Eggleton
Chief Financial Officer